SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): JANUARY 31, 1997


                            CORNELL CORRECTIONS, INC.
             (Exact name of registrant as specified in its charter)


                                     1-14472
                            (Commission File Number)



             DELAWARE                                 76-0433642
   (State or other jurisdiction                     (I.R.S. Employer
       of incorporation)                         Identification Number)


                            4801 WOODWAY, SUITE #100E
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)



                                 (713) 623-0790
               (Registrants telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On January 31, 1997, Cornell Corrections, Inc., a Delaware corporation (the "Company"), through its wholly owned subsidiary, Cornell Corrections of Texas, Inc. ("CCTI"), acquired the assets (the "Acquisition") of Interventions, Co. ("Interventions"). The Acquisition was completed pursuant to an Asset Purchase Agreement dated as of January 31, 1997 by and between CCTI and Interventions. The Company paid an aggregate purchase price of $5,788,000 comprised of $3,538,000 in cash and $2,250,000 for the repayment of Interventions' outstanding notes payable. The Company financed the purchase with $2,000,000 of borrowings from the multiple-advance term loan facility under its credit facility with ING (U.S.) Capital Corporation, and the remainder with cash. The Acquisition is being treated as a purchase for accounting purposes.

    The operations acquired from Interventions include (i) a 300 bed residential pre-release program in Dallas County, Texas, (ii) various non-residential aftercare treatment programs for an additional 170 probationers at a second location in Dallas, Texas, and (iii) a 44 bed juvenile residential transitional living center program in San Antonio, Texas. In addition, the Company acquired from Interventions the 72,000 square foot, 150 bed capacity facility in San Antonio in which the juvenile transitional living center is operated.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

             As of the filing date of this Form 8-K, the Company has found it impracticable to file the required financial statements of the acquired business. The Company intends to file the required financial statements as soon as they become available but in any event no later than 60 days after the deadline for filing this report on Form 8-K.

         (B) PRO FORMA FINANCIAL INFORMATION.

             As of the filing date of this Form 8-K, the Company has found it impracticable to file the required pro forma financial information for the Acquisition. The Company intends to file the required pro forma financial information as soon as it becomes available but in any event no later than 60 days after the deadline for filing this report on Form 8-K.

         (C) EXHIBITS.

         2 Asset Purchase Agreement dated as of January 31, 1997 by and between Cornell Corrections of Texas, Inc., and Interventions, Co.

                                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CORNELL CORRECTIONS, INC.



Date:  FEBRUARY 14, 1997                           By: /S/ STEVEN W. LOGAN
       --------------------                        -----------------------
                                                       Steven W. Logan
                                                       Chief Financial Officer,
                                                       Treasurer and Secretary